 Exhibit 99.2

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the “Agreement”) is made and entered into as of this 22 day of May, 2017 (the “Effective Date”) by and between Nutriband, Inc. a Nevada corporation (the “Company” and/or “Nutriband”); Advanced Health Brands, Inc. and TD Therapeutics Inc. Michigan corporations, (“Advanced”), and the Shareholders of Advanced Health Brands, Inc. and TD Therapeutics Inc. (the “Shareholders”).

NOW THEREFORE, in consideration of the mutual promises and the covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.	EXCHANGE OF SHARES.

1.1 Exchange. On the terms and subject to the conditions set forth in this Agreement, at the Closing the Shareholders will sell, convey, transfer and assign to the Company, and the Company will purchase and accept from the Shareholders all right, title and interest in and to the issued and outstanding shares of common stock of Advanced owned by Shareholders in exchange for 5,000,000 shares of common stock of the Company.

1.2 Assets. As of the date of Closing, the assets of Advanced shall consist of the Contracts, Intellectual Property, Tangible and Intangible Assets and Records and Documents described in Section 1.2 (a) through (d) hereof (collectively, the “Assets”), free and clear of all liens.

(a) Contracts. All rights and benefits of the Shareholders under all agreements associated with the Assets, any and all other license and other agreements (if any), including, without limitation, those set forth on Schedule 1.2 (a). “Contracts” means all contracts, agreements and other arrangements whether written or oral, to which Advanced is a party as to which the breach, non-performance, failure to renew, or cancellation could have a material adverse effect on the Assets.

(b) Intellectual Property. All rights, title and interest in and to, all United States and foreign licenses, copyrights (registered and unregistered) and copyright applications, and Computer Software and other rights associated with the foregoing, existing now or in the future with respect to the Assets, including, without limitation the right to sue for past infringement thereof and all other proprietary rights that Advanced owns, licenses, or possesses the right to use with respect to the Assets (collectively, the “Intellectual Property”). The Intellectual Property is listed on Schedule 1.2 (b). “Computer Software” means all computer source codes, programs, data files, and other software (including both applications software and operating software), including all machine readable code, printed listings of code, documentation, and related property and information relating to the Assets.

(c) Tangible and Intangible Assets. All tangible and intangible personal property rights of Advanced in and to the Assets (the “Tangible and Intangible Assets”), which are reflected on Schedule1.2(c).

(d) Records and Documents. All books, records, files, papers, databases, and other data (whether such information is stored in print, on electronic media, or pursuant to any audio or video recording) located at Advanced’s facilities or elsewhere in Advanced’s custody or control (directly or indirectly), or pertaining to the Assets, all of which are reflected on Schedule 1.2(d), except that Shareholder may retain duplicate copies and computer files for the sole purpose of reference, updating and correction, but for no other purpose.

1.3 Closing Date. The closing (“Closing”) shall occur on or before May 23, 2017 (the “Closing Date”). The Closing will take place at 10:00 a.m. at _______________________________________________________________________, or, at such other date, time and place or manner, as may be agreed upon by the parties.

SECTION 2.	PURCHASE PRICE.

2.1 Purchase Price. The Company shall convey, transfer, assign 5,000,000 shares of common stock of the Company (“Common Stock”) as allocated in Schedule 1.1(A), and two seats of the Board of the Company to be filled by those listed in Schedule 1.1(B), in exchange for all of the issued and outstanding shares of common stock of Advanced held by Shareholders. The shares of Common Stock may resold in the future under Rules 144 or 144A under the Securities Act of 1933 (the “Securities Act”), subject to compliance with all of the provisions of the Rules. Rule 144 provides that securities may be resold after a one-year holding period from the date of payment subject to compliance with the Rule. Among other things, an order to sell the securities may only be placed after Form 144 has been mailed to the Securities and Exchange Commission, the securities must be sold to or through a broker-dealer, the volume limitations must be met (i.e., the greater of 1% of the outstanding shares or the average weekly trading volume for the four weeks preceding the filing of Form 144) and there can be no solicitation of any buy orders. Rule 144A applies to sales to institutions which are “qualified institutional buyers”.

2.2	Registration Rights.

(a)	Piggyback Registration.

(i) Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock, either for its own account or on behalf of any other security holder (“Proposed Registration”), other than pursuant to a registration statement on Forms S-4, S-8 or any similar forms, the Company shall promptly give written notice of such Proposed Registration to Shareholders, and shall offer to Shareholders the right to request inclusion of their Common Stock issued pursuant to the terms of the Agreement in the Proposed Registration.

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(ii) The Shareholders shall have 30 days from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Common Stock that Shareholders intend to sell in the Proposed Registration, as well as information on Shareholders’ intended method of disposition.

(iii) If the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise Shareholders and any request must specify that their Common Stock be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration.

(iv) Upon receipt of a written request the Company shall promptly use its best efforts to cause all such shares of Common Stock held by Shareholders to be registered under the Securities Act (and included in any related qualifications or registration under blue sky laws), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

(v) If the offering is to be an underwritten offering, and Shareholders propose to distribute their shares of Common Stock through such underwritten offering, Shareholders agree to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company. The Shareholders may withdraw their Common Stock from such offering at any time until the day prior to the effective date by written notice to the Company and the managing underwriter.

Notwithstanding the foregoing, if in its good faith judgment the managing underwriter determines and advises the Company in writing that the inclusion of the Common Stock issued to Shareholders pursuant to the Agreement in the underwritten public offering, together with any Common Stock offered by the Company, would interfere with the successful marketing of such securities, the managing underwriter may exclude the Common Stock owned by the Shareholder from the Proposed Registration as long as all shares of Common Stock owned by the Company’s officers, directors and 5% shareholders are excluded.

(b) Preparation and Filing. If and whenever the Company is under an obligation pursuant to this Agreement to use its best efforts to effect the registration of any shares of its Common Stock, the Company shall, as expeditiously as practicable:

(i) prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement for such securities, and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 2(b) hereof;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (A) the sale of all Common Stock covered thereby or (B) three months after the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Common Stock covered by such registration statement;

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(iii) furnish to the Shareholders such number of copies of any prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request, to facilitate the public sale or other disposition of such shares of Common Stock issued to Shareholders pursuant to this Agreement;

(iv) use its best efforts to register or qualify the Common Stock covered by such registration statement under the securities or blue sky laws of New York and up to three other states that do not impose what is commonly referred to as merit review (except to the extent provided in Section 2(a)(iv)) and do all other acts or things which may be necessary or advisable to enable Shareholders to consummate the public sale or other disposition in such jurisdictions of such Common Stock; provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;

(v) at any time when a prospectus required to be delivered under the Securities Act, notify Shareholders of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holder, as promptly as practicable prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vi) if the Company has delivered preliminary or final prospectuses to Shareholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify Shareholders and Shareholders, if requested, shall immediately cease making offers of their Common Stock and return all prospectuses to the Company. The Company shall promptly provide Shareholder with revised prospectuses and, following receipt of the revised prospectuses, Shareholders shall be free to resume making offers of the Common Stock.

(c) Expenses. The Company shall pay all expenses incurred in complying with this Section 2.2, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD Regulation, etc.), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and disbursements of the Company’s counsel; provided, however, that all underwriting discounts and selling commissions, attorneys’ fees of Shareholders, if any, and selling expenses applicable to the Common Stock issued to Shareholders and covered by registration effected pursuant to this Section 2.2 hereof, shall be borne by Shareholders.

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SECTION 3.	REPRESENTATIONS AND WARRANTIES.

3.1 Shareholder’s Representations and Warranties. The Shareholders hereby represents and warrants to the Company, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

(a) Organization and Qualification. Advanced is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Advanced has all requisite power and authority to own those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary. The copies of the articles of incorporation and bylaws of Advanced, which have been (or will be, at least two days before the Closing Date) delivered to the Company, are complete and correct and are in full force and effect at the date hereof.

(b) Authorization; No Restrictions, Consents or Approvals. The Shareholders have full power and authority to enter into and perform this Agreement. This Agreement has been duly executed by the Shareholders and constitutes the legal, valid, binding and enforceable obligation of the Shareholders, enforceable against the Shareholders in accordance with its terms. The execution and delivery of this Agreement, the exchange of Shares and the consummation by Advanced of the transactions contemplated herein, do not and will not on the Closing Date (i) conflict with or violate any of the terms of the articles of incorporation and bylaws of Advanced or any applicable law relating to the Shareholders or Advanced, (ii) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any agreement, obligation or instrument by which the Shareholders or Advanced are bound or to which any property of the Shareholders or Advanced is subject, or constitute a default thereunder, (iii) result in the creation or imposition of any lien on any of the assets of the Shareholders or Advanced, (iv) constitute an event permitting termination of any agreement or instrument to which the Shareholders or Advanced is a party or by which any property or asset of the Shareholder or Advanced are bound or affected, pursuant to the terms of such agreement or instrument, or (v) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which the Shareholders or Advanced, are parties or by which the Shareholders or Advanced may be bound, or result in the violation by the Shareholders or Advanced of any laws to which the Shareholder or Advanced may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by the Shareholders of this Agreement or the performance by the Shareholders of their obligations hereunder.

(c) Capitalization. The authorized capitalization of Advanced consists of 10,000,000 shares of common stock, $.01 par value, 7,550,000 of which are issued and outstanding and owned by the Shareholders.

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(d) Subsidiaries. Advanced has no subsidiaries and does not own any interest in any corporation, partnership, joint venture, limited liability company, association, trust or entity.

(e) Brokers’ Fees. Advanced has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

(f) No Operations. Advanced was organized on April 8, 2016 and has never conducted operations or incurred any liability.

(g) Assets. Advanced has good and marketable title to the Assets, free and clear of any lien, which Assets are reflected on Schedules 1.2 (a), (b), (c) and (d). Such Assets are not subject to any Contracts other than those listed on Schedule 1.2 (a).

(h) Employees. Advanced does not now have, or has ever had employees.

(i) Intellectual Property and Tangible and Intangible Assets. Advanced owns or possesses all right, title and interest (or holds valid licenses) to use, whether or not registered, all Intellectual Property and Tangible and Intangible Assets. Schedules 1.2 (b) and (c) set forth a complete and accurate list of all such Intellectual Property and Tangible and Intangible Assets (identifying those owned and those licensed), including all United States, state and foreign registrations or applications for registration thereof and all agreements (including, without limitation, agreements pursuant to which the Shareholder has granted licenses to third parties to use any Intellectual Property or Intangible Asset) relating thereto. All actions reasonably necessary to maintain the registered Intellectual Property and Tangible and Intangible Assets have been taken by Advanced. Advanced is not required to pay any royalty, license fee or similar compensation with respect to the Assets in connection with the current or prior conduct of its business. The use by Advanced of any of the Intellectual Property or Tangible and Intangible Assets does not violate the proprietary rights of any other person and no claims have been asserted by any person with respect to the use of the Assets by Advanced. No person is infringing upon the Assets. Advanced has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property. Except as set forth in Schedule 3.1(i), no person, other than Advanced, owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in the Assets. Advanced is not a party to any confidentiality, secrecy or similar agreements with third parties.

(j) Disclosure. No statement, representation or warranty by the Shareholders in this Agreement, including the Schedules hereto, contains any untrue statement of material fact, or omits to state a material fact, necessary to make such statements, representations and warranties not misleading. There is no fact known to the Shareholders which has specific application to the Assets, and, so far as the Shareholders can reasonably foresee, materially threatens in the future, the Assets which has not been set forth in this Agreement or the Schedules hereto.

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3.2 Company’s Representations and Warranties. The Company hereby represents and warrants to the Shareholders, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite power and authority to own those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary, except in any case where a failure so to qualify would not have a material adverse effect on the Company. The copies of the articles of incorporation and bylaws of the Company, which have been delivered to the Shareholder, are complete and correct and are in full force and effect at the date hereof.

(b) Authorization; No Restrictions, Consents or Approvals. The Company has full power and authority to enter into and perform this Agreement and all corporate action necessary to authorize the execution and delivery of this Agreement and the performance its obligations hereunder has been duly taken. This Agreement has been duly executed by the Company and constitutes the legal, valid, binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms.

(c) Disclosure. No statement by the Company in the documents described in the receipt attached hereto, contains any untrue statement of a material fact, or omits to state any material fact, necessary to make such statements, in the light of the circumstances under which they were made, not misleading. The Company knows of no material fact which specifically applies to the Company and (so far as the Company can reasonably foresee) materially threatens the Company or its business, which has not been disclosed in such documents, or disclosed to the shareholder.

(d) No Broker. The Company has used no broker, and knows of no broker, which may have a claim against Shareholders for brokerage of this transaction.

SECTION 4.	COVENANTS PRIOR TO CLOSING.

The Shareholders covenants that, except as otherwise consented to in writing by the Company, from and after the date hereof until the Closing or the earlier termination of this Agreement the Shareholders (i) will use reasonable efforts consistent with past practice to preserve the Assets, (ii) shall not shall not enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale relating to the Assets; and (iii) shall not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any Lien to be placed upon the Assets.

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SECTION 5.	CLOSING.

5.1 Conditions to the Company’s Obligations. The obligations of the Company under this Agreement, (including, without limitation, the obligation to consummate and effect the exchange of shares), shall be subject to satisfaction of the following conditions, unless waived by the Company:

(a) The Shareholders shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(b) All representations and warranties of the Shareholders herein shall have been true and correct in all material respects when made (or will have been made true and correct by the Closing Date), shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such Closing Date.

(c) There shall not have occurred any material adverse change with respect to the Assets or Advanced.

(d) The Shareholders shall have executed and delivered to the Company all documents necessary to transfer all issued and outstanding shares of common stock of Advanced to the Company, as contemplated by this Agreement.

(e) The Shareholders shall have delivered to Company an opinion, dated the Closing Date, substantially in a form reasonably satisfactory to the Company which shall include the subject matter contained in Section 3.1 (a) (b), (c) and (g).

5.2 Conditions to the Shareholders’ Obligations. The obligations of the Shareholder under this Agreement, (including, without limitation, the obligation to consummate and effect the share exchange) shall be subject to satisfaction of the following conditions, unless waived by the Shareholders:

(a) The Company shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing Date.

(b) All of the representations and warranties of the Company herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of, and with reference to such Closing Date.

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5.3 The Shareholder’s Closing Documents. At the Closing, the Shareholder shall deliver to the Company, in form and substance reasonably satisfactory to the Company, all consents required under the Contracts, and appropriate documents to effect or evidence the sale, conveyance, assignment and transfer to the Company of the issued and outstanding shares of common stock of Advanced as contemplated hereby and necessary to place the Company, in full possession and enjoyment of all issued of outstanding shares of common stock of Advanced as contemplated hereby, including the following:

(a) A certificate evidencing the issued Advanced outstanding shares of common stock of Advanced, registered in the name of the Company.

(b) Copies of Advanced’s bylaws and resolutions adopted by the board of directors of Advanced authorizing the execution and delivery of, and performance of the Shareholder’s obligations under, this Agreement, certified by the Secretary or an Assistant Secretary of Advanced.

(c) A certified copy of Advanced’s articles of incorporation, including amendments, if any, together with a certificate of good standing for Advanced’s issued by the Secretary of State of the jurisdiction of its incorporation and dated not more than 20 business days prior to the Closing Date.

SECTION 6.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

6.1 Survival of Representations and Warranties and Covenants. The representations, warranties, covenants, and obligations of the Company and the Shareholder set forth in this Agreement and in any certificate, agreement, or instrument delivered in connection with the transactions contemplated hereby, shall survive the Closing for a period of one year.

6.2 Indemnification by the Shareholder. In addition to and not in limitation of the Shareholder’s indemnification obligations set forth elsewhere in this Agreement, Shareholder shall, defend, indemnify, and hold harmless the Company and its affiliates and its respective officers, directors, shareholders, agents and employees (individually, a “Company Indemnitee” and collectively the “Company Indemnitees”), from and against any and all claims, losses, deficiencies, liabilities, obligations, damages, penalties, punitive damages, costs, and expenses (including, without limitation, reasonable legal, accounting and consulting fees), whether or not resulting from third party claims (collectively, “Losses”), suffered by a Company Indemnitee, which arise out of or result from:

(a) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Shareholder in this Agreement or in any document, certificate or affidavit delivered by the Shareholder pursuant to the provisions of this Agreement;

(b) any obligation, liability, debt or commitment of Advanced which is not disclosed herein, whether or not paid by the Company; and

(c) any other matter related to the use or ownership of the Assets prior to the Closing (including, but not limited to, all acts, omissions and conditions existing or occurring prior to the Closing for which any of the Company Indemnitees is alleged to be liable pursuant to any successor or similar theory of liability).

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6.3 Indemnification By The Company. The Company shall defend, indemnify and hold harmless, the Shareholder from and against any and all Losses, suffered by the Shareholder, which arise out of or result from any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in any document, certificate or affidavit delivered by the Company pursuant to the provisions of this Agreement.

6.4 Indemnification Payments. All indemnity payments, whether by the Company or the Shareholder, to be made under this Agreement, shall be made in immediately available funds.

6.5 Procedure for Third Party Claims.

(a) Notice to the indemnifying party shall be given promptly after receipt by the Shareholder or the Company Indemnitee of actual knowledge of the commencement of any action or the assertion of any claim that will likely result in a claim by it for indemnity pursuant to this Agreement. Such notice shall set forth in reasonable detail the nature of such action or claim to the extent known, and include copies of any written correspondence or pleadings from the party asserting such claim or initiating such action. The indemnified party shall be entitled, at its own expense, to assume or participate in the defense of such action or claim. If the indemnifying party assumes the defense of such action or claim, it shall be conducted by counsel chosen by such party and approved by the party seeking indemnification, which approval shall not be unreasonably withheld.

(b) For actions where the indemnifying party does not exercise its right to assume the defense, the party seeking indemnification shall assume and control the defense of and contest such action with counsel chosen by it and approved by the indemnifying party, which approval shall not be unreasonably withheld. The indemnifying party shall be entitled to participate in the defense of such action, the cost of such participation to be at its own expense. The indemnifying party shall pay the reasonable attorneys’ fees and expenses of the party seeking indemnification to the extent that such fees and expenses relate to claims as to which indemnification is payable under Sections 6.2 or 6.3, as such expenses are incurred.

(c) Both the indemnifying party and the indemnified party shall cooperate fully with one another in connection with the defense, compromise, or settlement of any such claim or action, including, without limitation, by making available to the other all pertinent information and witnesses within its control.

(d) No indemnified party shall have the right to settle any action brought against it without the consent of the indemnifying party. The indemnifying party shall have the right to settle any action brought against an indemnified party as long as the indemnified party has been delivered a complete release as a condition of the settlement.

6.6 Remedies Cumulative. The remedies provided for herein shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other remedies against any other party. Section 6.6 shall not limit, impair or modify any provisions of this Agreement or otherwise impose any additional liability or obligation on the Company for any liability or obligation of the Shareholder, other than the Company’s obligation to indemnify the Shareholder hereunder.

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6.7 Successors. The merger, consolidation, liquidation, dissolution or winding up of, or any similar transaction with respect to the parties hereto, shall not affect in any manner the obligations of the parties pursuant to Section 6 or any other term or provision of this Agreement, and the parties covenant and agree to make adequate provision for their liabilities and obligations hereunder in the event of any such transaction.

SECTION 7.	GENERAL PROVISIONS.

7.1 Documentary Taxes. Each party shall pay any documentary or other taxes, arising from the issuance of any capital stock by such party.

7.2 No Third Party Beneficiaries. Nothing in this Agreement shall it be construed, to confer any rights or benefits upon any person (including, but not limited to, any employee or former employee of the Shareholder) other than the parties hereto, and solely to the extent provided in Section 6, the Shareholder and the Company Indemnitees, and no other person, shall have any rights or remedies hereunder.

7.3 Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other party shall be entitled, without the necessity of pleading or proving irreparable harm or lack of an adequate remedy at law or posting any bond or other security, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof. Any such claim for specific performance shall be brought and determined in the appropriate federal or state court, in the State of Ohio and in no other forum. The parties hereby irrevocably submit to the jurisdiction of any such Florida state court or federal court in Ohio, in connection with such claim for a specific performance.

7.4 Severability. If any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

7.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

7.6 Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors, heirs and permitted assigns.

7.7 Notices. Any notice, report, demand, waiver, consent or other communication given by a party under this Agreement shall be in writing, may be given by a party or its legal counsel, and shall deemed to be duly given upon delivery by Federal Express or similar overnight courier service which provides evidence of delivery, or when delivered by facsimile transmission if a copy thereof is also delivered in person or by overnight courier. Notices of address change shall be effective only upon receipt notwithstanding the provisions of the foregoing sentence.

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Notice to the Shareholder shall be sufficient if given to:

Raymond Kalmar

4033 Price George Land

New Albany, Ohio 43054

With a copy to:

Michelle Polly-Murphy

8693 Belworth Sq

New Albany, Ohio 43054

Notice to the Company shall be sufficient if given to:

Gareth Sheridan

6064 Central College Road

New Albany, Ohio 43054

With a copy to:

Serguei Melnik

309 Celtic Ct,

Oviedo, FL, 32765

7.8 Oral Evidence. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

7.9 Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Ohio without regard to choice of law considerations.

7.10 Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Franklin County, Ohio (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceedings the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

7.11 Tax Returns. The Shareholders agree to file or cause to have filed any federal, state, and local tax returns as required for the Company from the time of its incorporation until the Closing Date. A copy of all such returns will be provided to the Company as soon as practicable after their filing.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed under seal as of the date first above written.

Nutriband, Inc.

By:	/s/ Gareth Sheridan
Gareth Sheridan, President and CEO

By:	/s/ Raymond Kalmar
Raymond Kalmar, Shareholder

By:	/s/ Paul Murphy
Paul Murphy, Shareholder

By:	/s/ Michelle L. Polly-Murphy
Michelle L. Polly-Murphy, Shareholder

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SCHEDULE 1.1(A)

SHARE ALLOCATION

RAYMOND KALMAR – 2,100,000 Shares

PAUL MURPHY – 2,100,000 Shares

MICHELLE POLLY-MURPHY – 500,000 Shares

LAURA FILLMAN – 200,000 Shares

JOHN BAKER – 100,000 Shares

SCHEDULE 1.1(B)

INITIAL BOARD MEMBERS

RAYMOND KALMAR

PAUL MURPHY

SCHEDULE 1.2(A)

CONTRACTS OF ADVANCED

“Contracts” means all contracts, agreements and other arrangements whether written or oral, to which Advanced is a party as to which the breach, non-performance, failure to renew, or cancellation could have a material adverse effect on the Assets, which Contracts are: NONE

SCHEDULE 1.2(B)

INTELLECTUAL PROPERTY OF ADVANCED

All the intellectual properties associated with TD Therapeutics and Advanced Health Brands Inc., including but limited to the following provisional patents.

●	- Transdermal drug delivery system to address lipid regulating conditions. The primary cause of cardiovascular disease is atherosclerotic plaque formation due to abnormal lipid regulating conditions. (APP Number: 62455473, EFS ID 28280308).
●	- Transdermal drug delivery system to address infections caused by susceptible organisms. Most anti-infective agents require multiple doses in a 24 hour period and have extensive side effect profiles. Transdermal drug delivery systems provide a more patient friendly, efficient, and cost effective alternative for patients. (APP Number: 62455476, EFS ID 28280338).
●	- Transdermal drug delivery system (TDDS) to address gastroesophageal reflux disease. Gastroesophageal reflux disease (GERD) is a condition in which the digestive acid in the stomach comes in contact with the esophagus. The irritation caused by this disorder is known as heartburn. Longterm contact between gastric acids and the esophagus can cause permanent damage to the esophagus. Esomeprazole reduces the production of digestive acids, thus minimizing their effect on the esophagus. TDDS can reduce drug to drug interactions and can reduce potential side effects for patients. (APP Number: 62455487, EFS ID 28280365).
●	- Transdermal drug delivery system to address glycemic control individuals with type 2 diabetes and the widespread lipid abnormalities in the course of diabetes triggered dyslipidemia as hypercholesterolemia, hypertriglyceridemia, elevated LDL and decreased HDL. TDDS will provide a steady state treatment in order to provide better patient outcomes and better patient compliance. (APP Number: 62455500, EFS ID 28280411).
●	- Transdermal drug delivery system to address hypertension and widespread lipid abnormalities in the course of cardiovascular disease triggered by dyslipidemia as hypercholesterolemia, hypertriglyceridemia, elevated LDL and decreased HDL. Cardiovascular disease burden is increasing all over the world. Cardiovascular disease is the leading global cause of death, accounting for 17.3 million deaths per year, a number that is expected to grow to more than 23.6 million by 2030. (APP Number: 62455507, EFS ID 28280431).
●	- Transdermal drug delivery system to address the maintenance treatment of asthma and to relieve the symptoms of seasonal allergy. Researchers think nasal allergies affect about 50 million people in the United States. Allergies are increasing. They affect as many as 30 percent of adults and 40 percent of children. Allergic disease, including asthma, is the fifth leading chronic disease in the U.S. in people of all ages. It is the third most common chronic disease in children under 18 years old. (APP Number: 62455509, EFS ID 28280445).

SCHEDULE 1.2(C)

TANGIBLE AND INTANGIBLE ASSETS OF ADVANCED

TANGIBLE ASSETS: NONE

INTANGIBLE ASSETS: NONE